Exhibit 10.9

Exhibit 10.9

FORM OF SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into as of ________, 2026, by and between Rafex Gold Corp., a Wyoming corporation (the “Company”), and the undersigned subscriber (the “Subscriber”).

WHEREAS, the Company previously issued shares of its common stock, par value $0.001 per share (the “Common Stock”), to the Subscriber in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company has filed a Registration Statement on Form S-1 (File No. 333-) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act, relating to the registration for resale from time to time by the selling stockholders named therein of shares of the Company’s Common Stock, including the Shares (as defined below) held by the Subscriber;

WHEREAS, the Company is not selling any shares of its Common Stock in the offering contemplated by the Registration Statement and will not receive any proceeds from the resale of the Shares by the Subscriber; and

WHEREAS, the Subscriber desires to have its Shares included in the Registration Statement and agrees to be bound by the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Representations and Warranties of the Subscriber

The Subscriber hereby represents and warrants to the Company as follows:

(a)   Title to Shares. The Subscriber is the record and beneficial owner of the number of shares of Common Stock set forth on the signature page hereto (the “Shares”) and has good and valid title to the Shares, free and clear of all liens, claims, encumbrances, and restrictions, other than restrictions on transfer imposed by applicable securities laws.

(b)   Authority. The Subscriber has full power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement, when executed and delivered by the Subscriber, will constitute the valid and legally binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)   No Governmental Recommendation. The Subscriber understands that no federal, state, or other governmental authority has made any recommendation, finding, or determination relating to the merits of an investment in the Company or the resale of the Shares.

(d)   Access to Information. The Subscriber has received and reviewed the prospectus forming part of the Registration Statement and has had the opportunity to ask questions of and receive answers from the Company and its designated representatives concerning the terms and conditions of the offering, the Company, and the business and financial condition of the Company. The Subscriber is not relying on any oral representation made by any person as to the Company or its operations, financial condition, or prospects.

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(e)   Compliance with Securities Laws. The Subscriber acknowledges that the Shares may only be resold pursuant to the Registration Statement or pursuant to an exemption from the Securities Act, and under the terms set forth therein. The Subscriber will not offer or sell the Shares except in compliance with the Securities Act and applicable state securities laws.

2.	Representations and Warranties of the Company

The Company hereby represents and warrants to the Subscriber as follows:

(a)   Incorporation and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wyoming.

(b)   Power and Authority. The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on the part of the Company.

(c)   Enforceability. This Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d)   Authorization of the Shares. The Shares have been duly authorized and are validly issued, fully paid, and nonassessable and are free and clear of all liens and claims, other than restrictions on transfer imposed by the Securities Act and applicable state securities laws .

(e)   Registration Statement. The Company has filed the Registration Statement with the Commission relating to the resale of the Shares by the Subscriber. The Company has not received any notice from the Commission regarding the Registration Statement that would prevent the resale of the Shares as contemplated therein.

(f)   No Sale of Shares by Company. The Subscriber acknowledges and agrees that the Company is not selling any shares of its Common Stock in the offering contemplated by the Registration Statement and will not receive any proceeds from the resale of the Shares by the Subscriber.

3.	Registration Rights

(a)   The Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective and to remain effective for the period required by the Commission under the Securities Act to permit the Subscriber to resell the Shares.

(b)   The Subscriber agrees to provide the Company with all information reasonably requested by the Company for inclusion in the Registration Statement with respect to the Subscriber and its beneficial ownership of the Shares.

(c)   The Subscriber agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 424 of the Securities Act, the Subscriber will forthwith discontinue disposition of the Shares until the Subscriber receives copies of a supplemented or amended prospectus or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, the Subscriber will deliver to the Company all copies, other than permanent file copies then in the Subscriber’s possession, of the most recent prospectus covering the Shares at the time of receipt of such notice.

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4.	Indemnification

(a)   Indemnification by Subscriber. The Subscriber agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs, and expenses whatsoever (including, but not limited to, attorneys’ fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Subscriber to comply with any covenant or agreement made by Subscriber herein or in any other document furnished by Subscriber in connection with this subscription.

(b)   Indemnification by Company. The Company agrees to indemnify and hold harmless the Subscriber against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs, and expenses whatsoever (including, but not limited to, attorneys’ fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein.

5.	Survival of Representations, Warranties, Agreements, and Acknowledgments

The representations, warranties, agreements, and acknowledgments of the Company and Subscriber shall survive the offering and resale of Shares.

6.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, without regard to conflicts of law principles.

7.	Entire Agreement

This Agreement contains the entire understanding of the parties and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. This Agreement may not be modified or amended except in writing signed by both parties.

8.	Notices

All notices, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed given (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile or electronic mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), (c) one (1) business day after deposit with an overnight courier service, or (d) on the third business day after it is mailed by registered or certified mail, postage prepaid, addressed as follows:

If to the Company:

Rafex Gold Corp.

1912 Capitol Avenue, Suite 500

Cheyenne, Wyoming 82001

If to the Subscriber:

At the address set forth on the Subscriber’s signature page hereto.

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9.	Successors and Assigns

This Agreement shall bind and inure to the benefit of the Company, the Subscriber, and their respective successors and assigns.

10.	Severability

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision in any other jurisdiction.

11.	Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

Signatures delivered by facsimile or electronic mail shall be deemed effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of the date written below.

SUBSCRIBER:

Name: ___________________________

Signature: ___________________________

Date: ________________________

Address: __________________________

Email: ____________________________

Number of Shares Held: ______________

RAFEX GOLD CORP.

By: /s/ Russell Brimage

Name: Russell Brimage

Title: President & Chief Executive Officer

Date: __________________________

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